UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2022

QuantumScape Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39345 (Commission File Number)	85-0796578 (I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California (Address of principal executive offices)	95110 (Zip code)

(408) 452-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) was held on September 20, 2022. Present at the Annual Meeting in person or by proxy were holders of 235,434,485 shares of the Company’s Class A common stock and 79,487,821 shares of the Company’s Class B common stock, collectively representing 1,030,312,695 votes and 87.33% of the voting power of the shares of the Company’s common stock as of July 28, 2022, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders: (1) elected the Company’s nominees for directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (3) approved, on a non-binding advisory basis, one year as the frequency of future stockholder non-binding advisory votes on the compensation of the Company’s named executive officers; and (4) approved, on a non-binding advisory basis, the compensation of the named executive officers.

Proposal 1 – Election of eleven directors to serve until the 2023 Annual Meeting of Stockholders:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jagdeep Singh	928,910,065	12,785,387	88,617,243
Frank Blome	928,967,976	12,727,476	88,617,243
Brad Buss	923,427,174	18,268,278	88,617,243
Jeneanne Hanley	940,453,029	1,242,423	88,617,243
Susan Huppertz	940,618,819	1,076,633	88,617,243
Prof. Dr. Jürgen Leohold	922,541,671	19,153,781	88,617,243
Dr. Gena Lovett	940,400,688	1,294,764	88,617,243
Prof. Dr. Fritz Prinz	927,995,313	13,700,139	88,617,243
Dipender Saluja	928,170,091	13,525,361	88,617,243
JB Straubel	928,955,630	12,739,822	88,617,243
Jens Wiese	925,043,922	16,651,530	88,617,243

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,028,311,840	1,201,855	799,000	0

Proposal 3 – Approval, on a non-binding advisory basis, of one year as the frequency of future stockholder non-binding advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
939,531,653	537,000	713,105	913,697	88,617,243

Proposal 4 – Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
915,551,731	25,018,576	1,125,145	88,617,243

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 26, 2022

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Chief Legal Officer and Head of Corporate Development